Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Consorteum Holdings, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig A. Fielding, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig A. Fielding

Craig A. Fielding, Chief Financial Officer

February 19, 2013